UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                    ______________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 15, 2010

                              DATARAM CORPORATION
___________________________________________________________________________
            (Exact name of registrant as specified in charter)

        New Jersey                 1-8266                       22-18314-09
___________________________________________________________________________
State or other jurisdiction        (Commission                (IRS Employer
of incorporation)                  File Number)         Identification No.)


     Route 571, P. O. Box 7258, Princeton, NJ                   08543-7528
___________________________________________________________________________
     (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:   (609) 799-0071
___________________________________________________________________________
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










Section 2 - Financial Information

Item 2.02.  Results of Operations and Financial Condition.

     On March 15, 2010 Dataram Corporation issued a press release revising its prior announcement reporting the results of operations for the third fiscal quarter ended January 31, 2010. A copy of this public announcement is furnished as an exhibit. Further information about the Company is available at http://www.dataram.com.

     The information provided in the attached press release and in this report may include forward-looking statements relating to future events, such as the development of new products, the pricing and availability of raw materials, or the future financial performance of the Company. Actual results may differ from such projections and are subject to certain risks including, without limitation, risks arising from: changes in the price of memory chips, changes in the demand for memory systems, increased competition in the memory systems industry, order cancellations, delays in developing and commercializing new products and other factors described in the Company's most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission, which can be reviewed at http://www.sec.gov.

Section 9 - Financial Statements and Exhibits.

Item 9.01.  Exhibits.

99   Press Release dated March 15, 2010 revising Dataram's prior announcement reporting third quarter results operations. (Furnished not filed)

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DATARAM CORPORATION

                                 By:  /s/ Mark E. Maddocks
Date:     March 15, 2010            _______________________________
                                     Mark E. Maddocks
                                     Vice President-Finance
                                     and Chief Financial Officer